SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          DATE OF REPORT: September 17, 2001

                                JORE CORPORATION

                000-26889                         81-0465233
        (Commission File Number)        (IRS Employer Identification No.)

                              A Montana Corporation

                     45000 Highway 93 South, Ronan, MT 59864

                                  406/676-4900

Item 5.  Other Events

AUGUST 2015 REPORT
---------------------
On September 14, 2001 Jore Corporation filed its financial report (Form 2015) with the U.S. Bankruptcy Court in the District of Montana. This Form 2015 financial report, and required exhibits, is included herein.

PERKINS COIE LLP
Bruce G. ManIntyre
Alan D. Smith
1201 Third Avenue, Suite 4800
Seattle, Washington 98101-3099
(206) 583-8888
(Counsel for Debtor)


                         UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF MONTANA

In re
                                                             No. 01-31609-11
JORE CORPORATION, a.k.a. JB Tool, LLC,
 a.k.a. Jore, Inc.,

                           Debtor.                         [No Hearing Required]

Taxpayer ID No.  81-0465223
--------------------------------------


                                FINANCIAL REPORT

Jore Corporation, the debtor-in-possession in this case, hereby submits its Comparative Balance Sheet, Comparative Income Statement, Summary of Disbursements, Statement(s) of Cash Receipts and Disbursements, Statement of Aged Receivables, Statement of Aged Post-Petition Payables and Statement of Operations for the period ending August 31, 2001, in accordance with Rule 2015(b) of the Local Rules of this Court. Copies of this report have been served via first class mail, postage prepaid, or via email, to the parties listed on the attached affidavit of service.

DATED this 14th day of September, 2001.

                                PERKINS COIE LLP


                                           By     /s/  Bruce G. MacIntyre
                                              ----------------------------------
                                              Alan D. Smith, WSBA # 24964
                                              Bruce G. MacIntyre, WSBA # 18984
                                              Adriana Rodriguez, WSBA # 30785
                                          Attorneys for Jore Corporation, Debtor

                              AFFIDAVIT OF SERVICE

STATE OF WASHINGTON        )
                           )
COUNTY OF KING             )

            /s/  Mary G. Pellegrini , being first duly sworn, states as follows:
         ---------------------------
         On September 14, 2001, I caused the following document:

                  FINANCIAL REPORT
         (1) To be served via regular, first-class U.S. mail on the following parties;

                  S.E.C.
                  Attn: Sarah Moyed
                  Pacific Region Office
                  5670 Wilshire Blvd., 11th Floor
                  Los Angeles, CA  90036-3648

         (2)      To be served via email on the following parties:

                  Lucy Bassli, Youssef Sneifer
                  Shulkin Hutton, Inc.
                  Attorneys for Unsecured Creditors Committee lbassli@shulkin.com ysneifer@shulkin.com

                  Dan McKay
                  Staff Attorney
                  Office of the U.S. Trustee
                  District of Montana
                  dan.p.mckay@usdoj.gov

                  Mick Quinlivan
                  Jore Corporation
                  mickquinlivan@jorecorporation.com

                  Scott Clark
                  Ray Quinney & Nebeker
                  sclark@rqn.com

         DATED this 14th day of September, 2001.

                                                  /s/  Mary G. Pellegrini
                                               -----------------------------

         SUBSCRIBED AND SWORN to before me this 14th day of September, 2001.

                                                  /s/  Erin E. Campbell
                                               -----------------------------
                                               (Signature of Notary)

                                               _____Erin E. Campbell________
                                               -----------------------------
                                               (Print or stamp name of Notary)

                                               NOTARY PUBLIC in and for the
                                               State of Washington, residing at
                                               Tacoma
                                              ------------------------------
                                               My Commission Expires: 07/09/05
                                              ------------------------------

                                                              UST-10 COVER SHEET
                          MONTHLY FINANCIAL REPORT FOR
                         CORPORATE OR PARTNERSHIP DEBTOR

Case No:  01-31609-11                          Report Month/Year August 31, 2001
Debtor:   Jore Corporation

Instructions: The debtor's monthly financial report shall include a cover sheet signed by the debtor and all UST forms and supporting documents. Exceptions, if allowed, are noted in the checklist below. Failure to comply with the reporting requirements of Local Bankruptcy Rule 2015-2(a), or the U.S. Trustee's reporting requirements, is cause for conversion or dismissal of the case.

The debtor submits the following with this monthly financial report:   Yes    No

UST-12  Comparative  Balance Sheet, or debtor's  balance sheet.        Yes
The debtor's balance sheet, if used, shall include a breakdown of pre-petition and post-petition liabilities. The breakdown may be provided as a separate attachment to the debtor's balance sheet.

UST-13  Comparative Income Statement, or debtor's income statement.    Yes

UST-14  Summary of Disbursements                                       Yes

UST-14 Statement(s) of Cash Receipts and Disbursements                 Yes
A continuation sheet shall be completed for each bank account or other source of funds and shall include a monthly bank statement and all supporting documents described in the instructions.

UST-15 Statement of Aged Receivables                                   Yes
A detailed accounting of aged receivables shall be provided on, or in an attachment to, UST-15.

UST-16 Statement of Aged Post-Petition Payables                        Yes
A detailed accounting of aged post-petition payables shall be provided on, or in an attachment to UST-16.

UST-17 Statement of Operations                                         Yes
When applicable, UST-17 shall include supporting documents such as an escrow statement for the sale of real property, an auctioneer's report for property sold at auction, or a certificate of insurance or copy of debtor's bond for any change in insurance or bond coverage.

DEBTOR'S CERTIFICATION I certify under penalty of perjury that the information contained in this monthly financial report are complete, true, and accurate to the best of my knowledge, information, and belief.

Debtor's Signature:  \s\ Gerald McConnell          Date: September 14, 2001

The debtor, or trustee, if appointed, must sign the monthly financial report. Only an officer or director has authority to sign a financial report for a corporate debtor and only a general partner has authority to sign a financial report for a partnership debtor. Debtor's counsel may not sign a financial report for the debtor.

Jore Corporation                         Case Number:          01-31609-11
BALANCE SHEET                            Rule 2015 Report for the Month and Year
For the Periods Indicated                of:                  August, 2001

                                                                    July 31, 2001       August 31, 2001
ASSETS
Current assets:
      Cash equivalents and investments                                ($1,413,832)          ($1,096,652)
      Accounts receivable, net of allowances                            5,087,002             8,331,104
      Shareholder notes receivable, net of reserves                       350,825               355,428
      Inventory , net                                                  13,476,026            17,977,054
      Other current assets                                              6,326,430             5,352,582
                                                              --------------------  --------------------

        Total current assets                                           23,826,450            30,919,515
                                                              --------------------  --------------------

    Property, plant and equipment, net                                 78,275,656            77,773,665
    Intangibles and other long-term assets, net                         1,095,204             1,080,330
                                                              --------------------  --------------------

              Total assets                                           $103,197,311          $109,773,511
                                                              ====================  ====================

LIABILITIES & SHAREHOLDERS' EQUITY

    Current liabilities:
    Post Petition:
      Operating Line of Credit                                         33,013,964            36,916,197
      Accounts Payable Post Petition                                      159,435               806,173
      Accrued Expenses Post Petition                                    3,202,892             4,543,955
      Accrued Payroll & Other Post Petition                               345,060               659,419
      Accrued Vacation & Personal Leave Post Petition                      72,707               (22,167)

    Pre-petition:
      Accounts Payable Pre Petition                                    $9,679,287            $9,678,165
      Accrued Expenses Pre Petition (2)                                 1,826,482             1,546,356
      Accrued Payroll & Other Pre Petition  (2)                           127,895               346,796
      Accrued Vacation & Personal Leave Pre Petition  (2)                 360,369               521,541
      Notes Payable                                                       250,000               250,000
      Shareholder Note Payable                                            353,446               353,446

                                                              --------------------  --------------------

        Total Current Liabilities                                      49,391,538            55,599,881
                                                              --------------------  --------------------

    Long-term Debt  (1)                                                44,908,137            44,683,097
    Deferred Income Tax Liabilities                                     1,534,053             1,534,053
                                                              --------------------  --------------------

              Total Liabilities                                        95,833,727           101,817,031
                                                              --------------------  --------------------

    Shareholders' Equity
    Common Stock                                                       41,337,319            41,337,319
    Deferred Compensation - Stock Options                                 (22,171)              (22,171)
    Retained Earnings                                                 (33,951,564)          (33,358,668)
                                                              --------------------  --------------------

        Total Shareholders' Equity                                      7,363,584             7,956,480

                                                              --------------------  --------------------

              Total Liabilities & Shareholders' Equity               $103,197,311          $109,773,511
                                                              ====================  ====================

(1) July balance was restated to reflect payment of adequate protection payments to secured lenders.
(2) Balances were reclassified to more accurately relfect prepetition employee benefits.

Jore Corporation                         Case Number: 01-31609-11
INCOME STATEMENT                         Rule 2015 Report for the Month and Year
For the Periods Indicated                of:         August, 2001


                                 August-01            Bankruptcy To Date
Revenues
Gross Sales                     $6,089,231             $11,870,240
Sales Returns, Allow, Disc, Adj   (247,284)              ($590,513)
                           ----------------------------------------

Total Net Revenues               5,841,947              11,279,727

Cost of Sales
Material @ Standard              1,951,636              $4,025,648
Labor @ Standard                   802,338              $1,663,365
Overhead @ Standard                653,495              $1,340,062
Over/under applied variances        76,743              $1,248,884
Purchase price variance            (31,405)              ($194,268)
Freight                            401,738                $653,290
Shipping & DC Costs                 89,669                $169,217
Assignment Fees                      6,655                  $9,291
                           ----------------------------------------

Total Cost of Sales              3,950,869               8,915,489
                           ----------------------------------------

Gross Profit                     1,891,078               2,364,238

Operating Expenses
General & Administrative           736,560              $1,717,823
Sales & Marketing                  649,212              $1,575,356
Product Development                 49,420                $133,601
                           ----------------------------------------

Total Operating Expenses         1,435,192               3,426,780
                           ----------------------------------------

Operating Income / (Loss)          455,886              (1,062,542)

Other (Income) Expenses
Interest Expense                   290,493                $997,757
Other Expenses                         251                ($25,909)
Loss on Disposal of Fixed Asset       (350)                   $399
                           ----------------------------------------

Total Other (Income) Expense       290,394                 972,247

Non-Recurring Expenses
Bankruptcy Admin                   577,594              $1,370,186
Other Expense - Nonrecurring    (1,005,000)            $11,621,139
                           ----------------------------------------

Total Non-Recurring Expenses      (427,406)             12,991,325

                           ----------------------------------------
Income before Taxes                592,898             (15,026,114)

Provision for Income Taxes               0                      $0
                           ----------------------------------------

                           ----------------          --------------
Net Income (Loss)                  592,898             (15,026,114)
                           ================          ==============

 UST-14 Summary of Disbursements         Case Number:   01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:            August, 2001

 Statement of Cash Receipts and Disbursements

                                          Account Name:  Jore Corporation DIP
                                                        ----------------------
                                                        Summary of All Accounts

August, 2001
Operating DIP Accounts                                                                                        Transfer from
----------------------------------------
Account Name                            Account #        Beginning Balance Cash Receipts  Cash Disbursements  Line of Credit
----------------------------------------------------------------------------  -----------------------------------------------
DIP Operating Account                   495-0029603      (1,501,127.38)               -     (4,946,832.75)     4,725,716.86
Self-funded Health Insurance Account    5130002180          (57,912.13)               -        (66,842.92)        60,580.53
Bancontrol Account                      003-0082267          30,513.38       736,608.46                 -       (751,080.13)
Lock Box Account                        5130001216                   -     1,451,692.72                 -     (1,449,816.12)
Payroll Account                         5130001935          (19,341.78)               -       (749,102.80)       761,226.25
Ronan State Bank Investments            CD 15767 & 15374    128,322.38           653.91                 -                 -
Whitefish Credit Union                  817452                1,081.40             3.73                 -                 -
Wells Fargo Imprest                     2015068521            4,631.97                -           (614.07)                -
                                                         --------------------  ----------------------------------------------

Total Cash Accounts                                      (1,413,832.53)    2,188,958.82     (5,763,392.54)     3,346,627.39
                                                         ====================================================================

August, 2001
Operating DIP Accounts                                  Transfers between                      Ending Balance
----------------------------------------
Account Name                            Account #       Accounts          Book Adjustment      Per Books
---------------------------------------------------------------------------------------------------------------

DIP Operating Account                   495-0029603           (2,000.00)    577,675.97         (1,146,567.30)
Self-funded Health Insurance Account    5130002180                    -      (1,243.35)           (65,417.87)
Bancontrol Account                      003-0082267            1,876.60     (24,299.38)            (6,381.07)
Lock Box Account                        5130001216            (1,876.60)             -                 (0.00)
Payroll Account                         5130001935                    -         836.23             (6,382.10)
Ronan State Bank Investments            CD 15767 & 15374              -              -            128,976.29
Whitefish Credit Union                  817452                        -              -              1,085.13
Wells Fargo Imprest                     2015068521             2,000.00      (7,983.45)            (1,965.55)
                                                        -----------------------------------------------------
Total Cash Accounts                                                   -     544,986.02         (1,096,652.47)
                                                        =====================================================

UST-14 Summary of Disbursements          Case Number:    01-31609-11
Continued                                Rule 2015 Report for the Month and Year
                                         of:             August, 2001



                                         Account Name:   Jore Corporation DIP
                                                        ------------------------
                                                        Summary of All Accounts


Payments on Pre-Petition Unsecured Debt (requires court approval)
Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month on pre-petition unsecured debt? Yes ___x No_ If yes, list each payment.

Payee's name       Nature of payment            Payment date     Payment amount   Date of court
                                                                                  approval
------------------------------------------------------------------------------------------------
Various employees  Stock purchase plan               8/6/01       21,294.87             6/28/01
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Wisconsin SCTF     Garnishment                       8/7/01          926.00             6/28/01
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Various            Self-funded Insurance Providers  8/14/01        3,204.09             6/28/01
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Alert Levy Fund    Garnishment                      8/28/01          246.55             6/28/01
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

Payments to Attorneys and Other Professionals (requires court approval)
Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to a professional such as an attorney, accountant, realtor, appraiser, auctioneer, business consultant, or other professional person? Yes ___ No _x__ If yes, list each payment.

Payee's name  Nature of payment  Payment date  Payment amount   Date of court
                                                                approval
--------------------------------------------------------------------------------
N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Payments to an Officer, Director, Partner, or Other Insider of the Debtor
Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to an officer, director, partner, or other insider of the debtor? Yes ___ No _x__ if yes, list each payment.

Payee's name  Nature of payment  Payment date  Payment amount   Date of court
                                                                approval
------------------------------------------------------------------------------
N/A
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------

UST - 14, Continuation Sheet             Case Number: 01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:         August, 2001

Statement of Cash Receipts and Disbursements

                                         Account Name:  Jore Corporation
                                                        DIP Operating Account
                                         Account Number:495-0029603
                                         Depository:    Wells Fargo

                     Cash Receipts

Date                 Source              Description                               $ Amount     Balance
----------------------------------------------------------------------------------------------------------------
         Beginning Cash Balance                                                                   (1,501,127.38)

                                                                                  ------------------------------
         Total Cash Receipts                                                                 -

                     Cash Disbursements

Date     Check #     Payee               Description                               $ Amount
----------------------------------------------------------------------------------------------------------------

                                                                                  ------------------------------
         Total Disbursements                                                      (4,946,832.75)

         Transfers from Line of Credit
 8/31/01 Transfers from Line of Credit                                            4,725,716.86

                                                                                  ------------------------------
         Total Transfers From Line of Credit                                      4,725,716.86

         Transfers Between Accounts
 8/29/01 Transfer to Wells Fargo Imprest-Edgerton                                    (2,000.00)

                                                                                  ------------------------------
         Total Transfers Between Accounts                                            (2,000.00)

         Book Adjustments
  8/9/01 Additional July Sweeps not included in July j/e                            577,675.97

                                                                                  -------------
         Total Book Adjustments                                                     577,675.97

         Ending Book Balance                                                                      (1,146,567.30)
                                                                                               =================

July 31st sweep not included on 7/31 j/e                                                             509,629.87
MT tax pymt via wire - not recorded by a/p in August                                                 (19,146.55)
Outstanding Checks                                                                                   535,336.67
Wire txfr to Invensys Building Services that cleared, but was voided on a/p                           (2,638.68)
July sweep transaction included in August j/e                                                        (93,174.47)
                                                                                               -----------------
Balance in DIP Operating Account per 8/31/01 Bank Statement                                         (216,560.46)
                                                                                               =================

         See Attached Copy of Current Months Bank Statement

                                         Case Number: 01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:         August, 2001

                    Statement of Cash Receipts and Disbursements

                                     Account Name:  Jore Corporation
                                                    Self-funded Health Insurance
                                     Account Number:5130002180
                                     Depository:    Wells Fargo

                    Cash Receipts

Date                Source             Description                            $ Amount        Balance
---------------------------------------------------------------------------------------------------------
         Beginning Cash Balance                                                               (57,912.13)

                                                                             ----------------------------
         Total Cash Receipts                                                           -

                    Cash Disbursements

Date     Check #    Payee              Description                            $ Amount
---------------------------------------------------------------------------------------------------------
  8/9/01            Various            Release of Group of Checks             (17,971.43)
  8/9/01            Various            Release of Group of Checks             (16,844.62)
 8/16/01            Various            Release of Group of Checks             (16,844.62)
 8/24/01            Various            Release of Group of Checks             (15,182.25)

                                                                             ----------------------------
         Total Disbursements                                                  (66,842.92)

         Transfers
 8/31/01 Transfers from Line of Credit                                         60,580.53

                                                                             ----------------------------
         Total Transfers                                                       60,580.53

         Transfers Between Accounts

                                                                             ----------------------------
         Total Transfers Between Accounts                                              -

         Book Adjustments
 8/31/01 Reclass pre-petition checks released                                  (3,204.09)
  8/9/01 Record additional 7/01 sweeps                                          1,960.74

                                                                             ------------
         Total Book Adjustments                                                (1,243.35)

         Ending Book Balance                                                                  (65,417.87)
                                                                                         ================

Reverse 8/1/01 sweep recorded twice                                                              (775.00)
Outstanding Checks
Bank Adjustments                                                                               80,551.24
Returned checks  #7206 & #7234                                                                    391.00
8/31/01 checks released but not recorded in August                                            (15,140.37)
                                                                                         ----------------
Balance in Self-funded Health Insurance Acct per 8/31/01 Bank Statement                          (391.00)
                                                                                         ================

      See Attached Copy of Current Months Bank Statement

UST - 14, Continuation Sheet             Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          August, 2001

Statement of Cash Receipts and Disbursements

                                         Account Name:    Jore Corporation
                                                         Bancontrol Account
                                         Account Number: 003-0082267
                                         Depository:     Wells Fargo

Cash Receipts

Date                  Source               Description                                 $ Amount             Balance
----------------------------------------------------------------------------------------------------------------------
          Beginning Cash Balance                                                                            30,513.38

          Total A/R Trade Cash Recipts                                                   716,356.63
          Total Other Cash Receipts                                                       20,251.83
                                                                                      --------------------------------
          Total Cash Receipts                                                            736,608.46

Cash Disbursements

Date      Check #     Payee                Description                                 $ Amount
----------------------------------------------------------------------------------------------------------------------


                                                                                      --------------------------------
          Total Disbursements                                                                     -

          Transfers
                      Transfers to Line of Credit                                       (751,080.13)

                                                                                      --------------------------------
          Total Transfers                                                               (751,080.13)

          Transfers Between Accounts
  8/10/01                                  Zero Balance Account Transfer from 30082267     1,876.00
  8/23/01                                  Zero Balance Account Transfer from 30082267         0.60

                                                                                      --------------------------------
          Total Transfers Between Accounts                                                 1,876.60

          Book Adjustments
  8/31/01                                  Adjustment done in August                         (22.72)
  8/31/01                                  Adjustment done in August                       (3366.35)
  8/31/01                                  Adjustment done in August                     (20,663.57)
  8/31/01                                  Adjustment done in August                        (246.55)
  8/31/01                                  Adjustment to be made in Sept  to balance to g/l   (0.19)
                                                                                      --------------
          Total Book Adjustments                                                         (24,299.38)

          Ending Book Balance                                                                               (6,381.07)
                                                                                                    ==================
  8/31/01 Double recording of  deposit sweep will correct in Sept                                           24,715.00
  8/31/01 Bank debit unidentified                                                                           (3,798.00)
                                                                                                    ------------------
Balance in Bancontrol Account per 8/31/01 Bank Statement                                                    14,535.93
                                                                                                    ==================

     See Attached Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet            Case Number:      01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:              August, 2001

 Statement of Cash Receipts and Disbursements

                                         Account Name:     Jore Corporation
                                                          Lock Box Account
                                         Account Number:  5130001216
                                         Depository:      Wells Fargo
 Cash Receipts

Date                               Source                       Description            $ Amount          Balance
-----------------------------------------------------------------------------------------------------------------------
              Beginning Cash Balance                                                                                 -

                                   Total A/R Trade Cash Recipts                            1,451,692.72
                                                                                      ---------------------------------
              Total Cash Receipts                                                          1,451,692.72

                                   Cash Disbursements

Date          Check #              Payee             Description                        $ Amount
------------------------------------------------------------------------------------------------------------------------

                                                                                       ---------------------------------
              Total Disbursements                                                                      -

              Transfers

      8/31/01                                        Sweep to Line of Credit              ($1,449,816.12)

                                                                                       ---------------------------------
              Total Transfers                                                              (1,449,816.12)

              Transfers Between Accounts
      8/10/01                                        Zero Balance Account Transfer to 30082267 (1,876.00)
      8/23/01                                        Zero Balance Account Transfer to 30082267     (0.60)
                                                                                       ---------------------------------
              Total Transfers Between Accounts                                                 (1,876.60)

              Book Adjustments
                                                                                       ------------------
              Total Book Adjustments                                                                   -

                                                                                                         ---------------
              Ending Book Balance                                                                                 (0.00)
                                                                                                         ===============
Bank Adjustments
                                                                                                         ---------------
Balance in Lock Box Account per 8/31/01 Bank Statement                                                            (0.00)
                                                                                                         ===============
      See Attached Copy of Current Months Bank Statement

  UST - 14, Continuation Sheet           Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          August, 2001

  Statement of Cash Receipts and Disbursements

                                         Account Name:   Jore Corporation
                                                        Payroll Account
                                         Account Number:5130001935
                                         Depository:    Wells Fargo

                      Cash Receipts

Date                  Source                Description                                 $ Amount            Balance
-----------------------------------------------------------------------------------------------------------------------
          Beginning Cash Balance                                                                            (19,341.78)
                                                                                       --------------------------------
          Total Cash Receipts                                                                      -
                      Cash Disbursements

Date      Check #     Payee                 Description                                 $ Amount
-----------------------------------------------------------------------------------------------------------------------
                      Checks                                                             (273,603.71)
                      Direct Deposits                                                    (237,446.15)
                      Direct Deposits                                                    (238,052.94)
                                                                                       --------------------------------
          Total Disbursements                                                            (749,102.80)

          Transfers
          Transfers from Line of Credit                                                   761,226.25
                                                                                       --------------------------------
          Total Transfers                                                                 761,226.25

          Transfers Between Accounts

                                                                                       --------------------------------
          Total Transfers Between Accounts                                                         -

          Book Adjustments
          Check Adjustment (Make up checks)                                                   836.23
                                                                                       --------------
          Total Book Adjustments                                                              836.23

          Ending Book Balance                                                                                (6,382.10)
                                                                                                     ==================
Outstanding Checks                                                                                            4,349.90
Bank t Adjustments                                                                                            1,349.86
Ouststanding book adjustment                                                                                     17.60
                                                                                                     ------------------
Balance in Payroll Account per 8/31/01 Bank Statement                                                          (664.74)
                                                                                                     ==================

      See Attached Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet            Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          August, 2001

 Statement of Cash Receipts and Disbursements

                                         Account Name:   Jore Corporation
                                                        RSB Investments
                                         Account Number:CD 15767 & 15374
                                         Depository:    Wells Fargo

                      Cash Receipts

Date                  Source                Description                                 $ Amount            Balance
-----------------------------------------------------------------------------------------------------------------------
          Beginning Cash Balance                                                                            128,322.38
                                                                                       --------------------------------
          Interest Income                                                                     653.91

                      Cash Disbursements

Date      Check #     Payee                 Description                                 $ Amount
-----------------------------------------------------------------------------------------------------------------------

                                                                                       --------------------------------
          Total Disbursements                                                                      -

          Transfers
                                                                                       --------------------------------
          Total Transfers                                                                          -

          Transfers Between Accounts
                                                                                       --------------------------------
          Total Transfers Between Accounts                                                         -

          Book Adjustments
                                                                                       --------------
          Total Book Adjustments                                                                   -

          Ending Book Balance                                                                               128,976.29
                                                                                                     ==================
                                                                                                                     -
                                                                                                     ------------------
Balance in Ronan State Bank Investments Account per 8/31/01 Bank Statement                                  128,976.29
                                                                                                     ==================

      See Attached Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet            Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          August, 2001

 Statement of Cash Receipts and Disbursements

                                         Account Name:   Jore Corporation
                                                        Whitefish Credit Union
                                         Account Number:817452
                                         Depository:    Whitefish Credit Union

                      Cash Receipts

Date                  Source                Description                                 $ Amount              Balance
-----------------------------------------------------------------------------------------------------------------------
          Beginning Cash Balance                                                                              1,081.40

                                                                                       --------------------------------
          Accrued Interst                   as of 8/31/01                                       3.73

                      Cash Disbursements

Date      Check #     Payee                 Description                                 $ Amount
-----------------------------------------------------------------------------------------------------------------------

                                                                                       --------------------------------
          Total Disbursements                                                                      -

          Transfers
                                                                                       --------------------------------
          Total Transfers                                                                          -

          Transfers Between Accounts
                                                                                       --------------------------------
          Total Transfers Between Accounts                                                         -

          Book Adjustments
                                                                                       --------------
          Total Book Adjustments                                                                   -

          Ending Book Balance                                                                                 1,085.13
                                                                                                     ==================
Interest Accrual not recrded in Bank Statement                                                                   (7.46)
                                                                                                     ------------------
Balance in Whitefish Credit Union Accunt per 8/31/01 Bank Statement                                           1,077.67
                                                                                                     ==================

     See Attached Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet            Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          August, 2001

 Statement of Cash Receipts and Disbursements

                                         Account Name:   Jore Corporation
                                                        Wisconsin Imprest
                                         Account Number:2015068521
                                         Depository:    Wells Fargo

                      Cash Receipts

Date                  Source                Description                                 $ Amount              Balance
-----------------------------------------------------------------------------------------------------------------------
          Beginning Cash Balance                                                                              4,631.97
                                                                                       --------------------------------
          Total Cash Receipts                                                                      -

                      Cash Disbursements

Date      Check #     Payee                 Description                                 $ Amount
-----------------------------------------------------------------------------------------------------------------------
  8/21/01             Various               Pre-Paid Inventory                                (27.41)
  8/27/01             Various               Pre-Paid Inventory                               (586.66)
                                                                                       --------------------------------
          Total Disbursements                                                                (614.07)

          Transfers
                                                                                       --------------------------------
          Total Transfers                                                                          -

          Transfers Between Accounts
  8/29/01 Wire Transfer from Jore General Account                                           2,000.00
                                                                                       --------------------------------
          Total Transfers Between Accounts                                                  2,000.00

          Book Adjustments

Record June and July checking activity                                                     (7,983.45)
                                                                                       --------------
          Total Book Adjustments                                                           (7,983.45)

          Ending Book Balance                                                                                (1,965.55)
                                                                                                     ==================
Bank Adjustments                                                                                              2,906.14
Wire Transfer Fees to be recorded in September                                                                  (11.00)
Bank Fees                                                                                                       (32.00)
                                                                                                     ------------------
Balance in Petty Cash Account per 8/31/01 Bank Statement                                                        897.59
                                                                                                     ==================
     See Attached Copy of Current Months Bank Statement

                                         Case Number:    01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:            August, 2001

                  UST-15, Statement of Aged Receivables

                    Total Due        (0-30 Days)    (31-60 Days)      (61-90 Days)   (91 & Over)        Amount Considered
                                                                                                        Uncollectible
Post-Petition Receivables

                     ---------------------------------------------------------------------------------------------------
                            8,745,822      8,680,583            34,446         87,458         (56,665)           88,034
                     ---------------------------------------------------------------------------------------------------

Pre-Petition Receivables              (See Attached Schedule)

                     ---------------------------------------------------------------------------------------------------
                              270,193         19,416             9,720         43,671         197,386            65,453
                     ---------------------------------------------------------------------------------------------------

                     ---------------------------------------------------------------------------------------------------
 Totals                     9,016,015      8,699,999            44,166        131,129         140,721           153,487
                     ===================================================================================================

Accounts Receivable Reconciliation

1. Opening Balance                           7/31/01                 5,087,002

2. Sales on Account this Month                                       6,089,231

   2a.  Adjustments                                                      7,839
                                                               ----------------

3. Balance (add lines 5, 6 & 6a)             8/31/01                11,184,072
                                                               ----------------

4. Amounts Collected on Receivables                                 (2,168,057)

                                                               ----------------
5. Closing Balance            7/31/01                    (0.43)      9,016,015
                                                               ================

 Reserved for Uncollectible accounts (see attached)                   (171,487)

 Reserved for Sales Alllowance, Returns,                              (513,423)
Promo accounts (see attached)
                                                               ----------------
   Per Balance Sheet                        8/31/01                   8,331,104
                                                               ================

Explain what efforts the debtor made during this reporting month to collect receivables over 60 days past due?

1. Contacted customers that required additional proof of delivery on payments past due which were provided to get payments scheduled. Customers have paid on some of these and they are looking at the remainder should be receiving payments soon. This has been normal course of business with some of the larger retailers the Company sells to.
2.A few of our customers have not paid due to the Chapter 11 Bankruptcy, we having been working with them and should be receiving payment from them soon.
3. The collectables are being reviewed on a weekly basis. Adjustments will be made when payments are received.
4. $100,000 was added to the Reserve for Uncollectible Accounts.

Does the debtor have any accounts receivable due from an officer, director, partner, or other insider of the debtor? On the Balance sheet in a separate line item there are Notes Receivable from Shareholders. The totals are not reflected in the above A/R aging.

                                         Case Number:       01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:                August, 2001

                  UST-16, Statement of Post Petition Payables
                                 Part A - Taxes

August
Type of tax         (1) Unpaid post-     (2)Post-petition   (3)Post-petition   (4)Unpaid post-petition
                        petition taxes     taxes accrued     payments made       taxes at end of
                        from prior         this month        this reporting      reporting month
                        month             (new obligations)  month
---------------------------------------------------------------------------------------------------
 Federal Taxes
 Employee withholding taxes  45,207.72        138,944.08         96,992.38          87,159.42
 FICA/Medicare-Employee      35,529.58        105,221.83         74,529.95          66,221.46
 FICA/Medicare-Employer      35,529.58        105,221.83         74,529.95          66,221.46
 Unemployment                 1,906.65          4,378.27                             6,284.92
                                                                                            -
 State Taxes                                                                                -
 Dept. of Revenue WI          2,340.95          3,301.21          2,346.00           3,296.16
 Dept. of Revenue CA            404.87            291.63                               696.50
 Dept. of Revenue MT         15,356.47         45,491.04         32,133.12          28,714.39
 Dept. of Revenue ILL                              97.79                                97.79
 Dept. of Labor & Industries       N/a               N/a               N/a                N/a
 Unemployment WI                333.22            201.42                               534.64
 Unemployment MT             11,538.66         16,253.20                            27,791.86
 Unemployment CA                                    3.47                                 3.47
 Empl. Security Dept.              N/a               N/a               N/a                N/a
 Employee Disability Tax CA                       255.30                               255.30
                                                                                            -
 Other Taxes                                                                                -
 Local city/county                 N/a               N/a               N/a                N/a
 Gambling                          N/a               N/a               N/a                N/a
 Personal property                   -                 -                 -                  -
 Real Property                       -                 -                 -                  -
 Other                               -                 -                 -                  -

                                                                           -------------------
                                       Total Unpaid Post-Petition Taxes             $ 287,277
                                                                           ===================

Delinquent Tax Reports and Tax Payments
Taxing agency Tax reporting period  Report due date Payment due date  Amount due
--------------------------------------------------------------------------------
N/A

                                         Case Number:   01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:           August, 2001

                   UST-16, Statement of Postpetition Payables
                             Part B - Other Payables

Reconciliation of Post-Petition Payables (excluding taxes and professional fees)

1. Closing balance from prior month                            $   157,181

2. New payables added 08/01/01 thru 08/31/01                   $ 4,809,812

3. Less payments made 08/01/01 thru 8/31/01                    $(4,160,820)

4. Balance for aging as of 08/31/01                            $   806,173

Statement of Postpetition Payments on Executory Contracts & Leases

Entity Paid                        Total amount   Total amount   Total Post-
                                   of payments    of payments    petition
                                   due            made           delinquency
 AFCO INSURANCE PREMIUM FINANCE     $ 15,526.63   $ 15,526.63              0
       BLACKFOOT COMMUNICATIONS      $ 5,097.76    $ 5,097.76              0
                       C&C LAND     $ 14,069.60   $ 14,069.60              0
             CANADIAN DETAILING        $ 277.85      $ 277.85              0
           MISSION VALLEY POWER     $ 44,717.31   $ 44,717.31              0
  MISSOULA ELECTRIC COOPERATIVE      $ 1,401.11    $ 1,401.11              0
          MONTANA POWER COMPANY        $ 506.27      $ 506.27              0
PROFESSIONAL RETAIL MERCHANDISE      $ 6,998.86    $ 6,998.86              0
                ROBERT SCHRODER        $ 255.25      $ 255.25              0
      SCOTTDALE RETAIL SERVICES      $ 4,646.48    $ 4,646.48              0
                  SEABURY SMITH     $ 31,705.79   $ 31,705.79              0
                  VERIZON NORTH        $ 289.89      $ 289.89              0
                 BOBROW PALUMBO      $ 5,344.55    $ 5,344.55              0
                                ---------------------------------------------
Totals                             $ 130,837.35  $ 130,837.35              0
                                =============================================

Statement of Postpetition Payments to Secured Creditors

Entity Paid                       Total amount   Total amount   Total Post-
                                  of payments    of payments    petition
                                  due            made           delinquency
  AMERICAN EQUIPMENT LEASING      $ 8,009.75    $ 8,009.75              0
          ASSOCIATES LEASING     $ 25,000.00   $ 25,000.00              0
            RONAN STATE BANK      $ 1,387.64    $ 1,387.64              0
         FIRST SECURITY BANK     $ 34,174.78   $ 34,174.78              0
                  GE CAPITAL     $ 59,209.20   $ 59,209.20              0
            KEY CORP LEASING     $ 71,533.78   $ 71,533.78              0
           CHARTER FINANCIAL     $ 26,735.78   $ 26,735.78              0
                             ---------------------------------------------
Totals                           $226,050.93   $226,050.93              0
                             =============================================

                                         Case Number:    01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:            August, 2001

                   UST-16, Statement of Postpetition Payables
                      Part C - Estimated Professional Fees

Schedule of Payments to Professionals (Attorney, accountant, appraiser, consultant, etc)
Aug-01
Type of Professional            Amount of Retainer Fees and     Fees and expenses Total fees
(nature of service)             (if applicable)    expenses     added this        and expenses
                                                  from prior    month             at month end
                                                    month
--------------------------------------------------------------------------------------------
Perkins Coie (Debtor Attorney)           -         238,439          303,586         542,025
Glass & Associates (Management Consultant-)        259,266          348,891         608,157
Dye & Moe (Debtor Attorney)                          7,246           14,269          21,515
US Trustee                                           8,000                -           8,000
Trustee's Council                        -               -                -               -
Shulkin (Creditors' Committee  Council)  -         101,250           38,750         140,000
Creditors' Committee other professional  -               -                -               -
Christensen Connor Johnson                           2,488           31,751          34,239
Hilco Appraisal Services                                          16,250.00          16,250
                       ---------------------------------------------------------------------
Totals                                 $ -       $ 616,689        $ 753,497     $ 1,370,186
                       =====================================================================

Note: Reference Court order dated 6/28/01 allowing interim billings of 80% of professional fees and 100% of expenses.

Note 2: Professional fees accrued in August are based upon estimates and may be different than actual fees and expenses. Estimates will be adjusted to actuals upon receipt of invoices.

                                         Case Number:      01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:              August, 2001

                         UST-17, Statement of Operations

INSTRUCTIONS: Answer each question fully and attach additional sheets if necessary to provide a complete response.
                                                                    Yes       No

Question 1 - Sale of Debtor's Assets.  Did the debtor, or another             No
party on behalf of the debtor, sell, transfer, or otherwise dispose of any of the debtor's assets during the reporting month?
Include only sales out of the ordinary course. If yes, identify each asset, date of court approval for the sale, method of disposition, and gross and net sale proceeds received. If real property was sold, attach a copy of the closing statement. If assets were sold at auction, attach a copy of the auctioneer's report.

Question 2 -  Financing.  During  the  reporting  month,  did the             No
debtor receive any funds from an outside funding source? If yes, indicate the source of funds, date paid to debtor, dollar amount, and date of court approval.

Question 3 - Insider Loans.  During the reporting  month, did the             No
debtor receive any funds from an officer, director, partner, or other insider of the debtor? If yes, indicate the source of funds, date paid to debtor, dollar amount, and date of court approval.

Question 4 - Insurance and Bond Coverage. Did the debtor renew or             No
replace any insurance policies during this reporting month? If yes, attach a certificate of insurance for each renewal or change in coverage.

Were any of the debtor's insurance policies canceled or otherwise             No
terminated for any reason during the reporting month? If yes, explain.

Were any claims  made  during this  reporting  month  against the             No
debtor's bond? (Answer "No" if the debtor is not required to have a bond.) If yes, explain.

Question 5 - Personnel Changes.  Complete the following:

                                                 Full-time  Part-time and Temp
Number of employees at beginning of month August      282    196
Employees added                                        17    216
Employees resigned/terminated                          -7    -88
                                                ---------------------------
Number employees at end of month                      292    324
                                                ===========================

         Gross Monthly Payroll and Taxes                         $1,479,882
                                                            ----------------


Question 6 - Significant Events. Explain any significant new developments during the reporting month. See narrative.

Question 7 - Case Progress. Explain what progress the debtor made during the reporting month toward confirmation of a plan reorganization. See narrative.

WHERE TO FILE A MONTHLY FINANCIAL REPORT: The debtor is required to file its monthly report with the U.S. Bankruptcy Court, and to serve copies of such report on the U.S. Trustee, and on each member of any committees elected or appointed to the Bankruptcy Code and to their authorized agents.

File the original                        Send a copy to each of the following:

United States Bankruptcy Court     Office of the United States Trustee
P.O. Box 689                       P.O. Box 3509
Butte, MT 59703                    Great Falls, MT 59403

                                   If applicable, each member of any committees elected or appointed, and to their authorized agents.

                                         Debtor's counsel.

                                                            Case No. 01-31609-11
Jore Corporation
Rule 2015 Report for the month ending August 31, 2001
Narrative Report

Gross sales for the month of August 2001 were $6.1 million compared to budgeted sales of $5.4 million. Gross sales were approximately 246% more than the previous month. Jore's business is significantly seasonal, where approximately 75 percent of annual sales are shipped in the third and fourth quarters of the year.

August 2001 gross profit, at 31% of gross sales, was significantly improved over previous months of the year due primarily to increasing production volumes.

Operating expenses for the month of August 2001 increased 180% from the previous month due to higher medical benefits expenses for employees, and an accrual for retention bonuses that was approved by the bankruptcy court. Sales and marketing expenses were also significantly higher than the prior month due to cooperative advertising costs expensed in the current period.

Interest expense for the month of August reflects amounts due to under the DIP financing agreement only. Interest on secured debt has been suspended because it is on undersecured debt.

Due to the complexity and expedited nature of the case, professional fees were incurred much earlier than originally forecasted.

Other non-recurring expense is due to an evaluation on excess and obsolete inventory reserves. After review of the E&O inventory levels in relation to production requirements it was determine that reserve levels were in excess of adequate levels.

During August Jore held a computer sale for excess & obsolete PC computers. The sale was held in the normal course of business operations and generated $9,650 of proceeds.

Pre-petition accrued expenses were reclassified to properly reflect outstanding balances. Both prepetition health benefits and employee vacation accruals were increased with the offset to prepetition accrued expenses. The reclassifications were between prepetition accounts and had no effect on income.

In August, the Bankruptcy Court approved retention and bonus plans for employees of Jore.

In September, the bidding procedures were approved in Bankruptcy Court. After approval of the bid procedures, NCA Inc., who had originally provided a letter of intent, then withdrew, has re-engaged in negotiations to purchase the company. No agreement has been agreed to on this date. There continues to be interest express by other strategic and financial players but nothing firm. NCA seems to be further along in their efforts to purchase the company.

(C)  Exhibits

        Exhibit Number                  Description

        99.K                            Wells Fargo Debtor In Possession Bank
                                        Statement Ending 8/31/01
        99.K                            Wells Fargo Self-Funded Insurance Bank
                                        Statement Ending 8/31/01
        99.K                            Wells Fargo Bancontrol Bank Statement
                                        ending 8/31/01
        99.K                            Wells Fargo Lockbox Bank Statement
                                        Ending 8/31/01
        99.K                            Wells Fargo Payroll Bank Statement
                                        Ending 8/31/01
        99.K                            Ronan State Bank Time Certificate
                                        Statements

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. JORE CORPORATION


        September 14, 2001               By:  /s/ Mick Quinlivan
                                              ------------------
                                              Mick Quinlivan
                                              Chief Financial Officer